EXHIBIT 10.36
                                                                   -------------


                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release (the "Agreement") is entered into this 1st day of April, 2003 by and between OneSource Technologies, Inc. ("OneSource") and Maurice and Judith Mallette ("Mallette"or the
"Mallettes")(OneSource and the Mallettes are collectively referred to as the "Parties").

                                   WITNESSETH

     Whereas, OneSource entered into a Stock Exchange Agreement and Plan of Reorganization (the "Stock Exchange Agreement") on September 1, 1999 with Mallette for the purchase of their entire interest in Cartridge Care, Inc ("Cartridge Care") for the consideration of 943,750 shares of OneSource common voting stock and the continued employment of Maurice Mallette by Cartridge Care as its President and Chief Executive Officer and by OneSource as its Executive Vice President and Director; and

     Whereas, pursuant to the Stock Exchange Agreement, the stock of Cartridge Care was accepted by OneSource subject to certain liabilities, including but not limited to liabilities to Valley First National Bank, which liabilities were personally guaranteed by the Mallettes in the amount of $100,000.00; and

     Whereas, in the course of his employment with Cartridge Care, Maurice Mallette personally advanced certain funds to Cartridge Care as expenses and direct capital infusions, and further claims salary, car expenses, and vacation pay which have not been paid to the Mallettes by Cartridge Care or OneSource; and

     Whereas, a dispute has arisen concerning the valuation of Cartridge Care, which dispute resulted in litigation entitled Folino v. Mallette in the Superior Court of Maricopa County, (the "Litigation") which litigation was subsequently settled by the Mallettes and Folino, which litigation resulted in attorneys fees for which the Mallettes claim reimbursement, and

     Whereas, the Mallettes and OneSource entered into a Settlement Agreement and Mutual Release dated February 15, 2001, including a Promissory Note in the principal amount of $10,000.00, the terms of which Settlement Agreement have not been performed by OneSource and no payments have been made on the Promissory Note; and

     Whereas, the Parties hereto desire to settle, compromise, release, and forever discharge all matters in dispute between them in regard to the Stock Exchange Agreement, the employment of Maurice Mallette, the Settlement Agreement and Mutual Release dated February 15, 2001, the Promissory Note and any agreements related thereto, the Litigation, the claim for attorneys fees related thereto, and any other claims, cause or causes of action which could have been asserted therein, or which may have been asserted independently of the Litigation by either party against the other, arising out of the conduct of either party at any time through the date of this Agreement, all upon the terms and conditions appearing in this Agreement;

     Now, Therefore, and in consideration of the foregoing recitals and in accordance with the following terms and conditions, the Parties hereto agree as follows:

                                   AGREEMENTS

     1.   Settlement Of Litigation And Consideration.

          The Parties agree for the consideration stated herein, to settle all claims as between themselves, and to release fully each party except for the obligations contained in this Agreement. As consideration for the settlement, release, and the covenants and conditions herein on the part of Mallette, OneSource agrees to pay to Mallette the sum of One hundred and fourteen thousand five hundred ($114,500.00) dollars which shall be payable as set forth below, and to deliver the other consideration as stated herein:

          a.) OneSource agrees to pay to the Mallettes by company check the sum of Two thousand five hundred ($2,500.00) dollars upon the execution of this Agreement. On the first day of May, 2003, and on the first day of each month thereafter, through the first day of November, 2003 OneSource shall pay by company check to the Mallettes the sum of Two thousand five hundred ($2,500.00) dollars. On the first day of December, 2003, and on the first day of each and every month thereafter, through the first day of July, 2004, OneSource shall pay to the Mallettes the sum of Three thousand ($3,000.00) dollars. On the first day of August, 2004, and on the first day of each and every month thereafter, through the first day of March, 2005, OneSource shall pay to the Mallettes the sum of Three thousand five hundred ($3,500.00) dollars such that the total of all cash payments to the Mallettes pursuant to this paragraph is Seventy two thousand ($72,000.00) dollars.

          b.) Concurrently with the execution of this Agreement, OneSource shall deliver to the Mallettes an originally executed promissory note in the principal amount of Forty two thousand five hundred ($42,500.00) dollars, payable in one single sum on April 1, 2005 and convertible at the option of the Mallettes to shares of One Source Technologies, Inc. common voting stock in accordance with its provisions. The form of this Promissory Note is attached hereto as Exhibit "A".

          c.) Within thirty (30) days of the execution of this Agreement, together with the execution and delivery of the Investment Letter by the Mallettes, in form as set forth as Exhibit "B", OneSource agrees to deliver to the Mallettes four stock certificates aggregating Eight hundred and fifty thousand (850,000) shares of OneSource common voting stock registered in the names of the Mallettes as provided in the Investment Letter. Three stock certificates shall be in the denomination of 250,000 shares each and the forth stock certificate shall be in the denomination of 100,000 shares.

          d.) Within thirty (30) days of the execution of this Agreement, OneSource agrees to deliver to the Mallettes an additional stock certificate, replacing certificate number 1367, in the amount of Fifty eight thousand three hundred and thirty three (58,333) shares, which were previously purchased by the Mallettes. OneSource additionally agrees, within the same time frame to issue and deliver to the Mallettes an additional stock certificate, in the amount of Seventy five thousand six hundred and ninety four shares (75,694), representing additional stock due to the Mallettes as the result of the acquisition of their interest in Cartridge Care from the Mallettes by Onesource.

     2. Mutual Release of Liability.

          a.) The Mallettes hereby release and forever discharge, on their behalf, and on behalf of their heirs, executors, administrators, and assigns OneSource and any of its subsidiary corporations, and all of their respective employees, officers, directors, agents, attorneys, successors, assigns, and representatives from any and all rights, claims, liabilities, demands or damages of any kind whatsoever, whether known or unknown, resulting without limitation from the Stock Exchange Agreement, the employment of Maurice Mallette as President and Chief Executive Officer of Cartridge Care, and as Executive Vice President and Director of OneSource, the Settlement Agreement and Mutual Release dated February 15, 2001, the Promissory Note, and any agreements related thereto, the Litigation, and any claims for attorney fees related thereto, and any other claims, cause or causes of action which could have been asserted therein, or which may have been asserted independently of the Litigation by either party against the other, or any other dealings between the Parties, arising at any time whatsoever prior to the date of this Agreement.

          b.) OneSource hereby releases and forever discharges, on behalf of itself, and on behalf of its successors, administrators, and assigns, the Mallettes, their heirs, successors, and assigns from any and all rights, claims, liabilities, demands or damages of any kind, known or unknown, resulting from the Stock Exchange Agreement, the Employment Agreement, the employment of Maurice Mallette as President and Chief Executive Officer of Cartridge Care, and Executive Vice President and Director of OneSource or any other dealings between the Parties, arising at any time whatsoever prior to the date of this Agreement, with the exception of the matters set forth in the indemnity by the Mallettes in paragraph 3 below.

     3. Indemnity.

          The Mallettes agree to fully indemnify and hold OneSource harmless from any and all claims, liabilities, demands, damages or causes of action of any kind arising out of any claims which they may have or which may be made by any other creditor relating to any loan or credit agreements which the Mallettes have signed with a personal guarantee on behalf of OneSource or Cartridge Care. Except for such matters as are set forth in the indemnity of the Mallettes, OneSource agrees to indemnify and defend the Mallettes and to hold them harmless from any and all claims, demands, or causes of action to the same extent that OneSource currently indemnifies its officers and directors, which claims, demands, or causes of action may be brought, threatened, or pending against it or Cartridge Care by reason of any actions by OneSource or any of its officers, directors or employees up to the date of this Agreement.

     4. Securities Provisions.

          The Mallettes agree to accept the stock set forth in paragraph 1(c) above in unregistered form with standard legends currently used by OneSource for similar securities transactions in accordance with the provisions set forth in the Subscription Agreement. The shares, when issued, shall be fully paid and non-assessable. The Mallettes agree to execute OneSource's standard Subscription Agreement as provided above, and in form as attached hereto. OneSource agrees to register the shares set forth in paragraph 1 (c) above, together with any shares acquired by the Mallettes through the exercise of the conversion of the promissory note in accordance with the Statement of Registration Rights as set forth in Exhibit "C" attached hereto, to which both parties hereby subscribe. OneSource shall, during the performance of any obligation set forth in this Agreement, file quarterly financial statements with the Securities and Exchange Commission. In the event that such statements are not filed, OneSource will, during the performance of any obligation set forth in this Agreement, supply to the Mallettes a quarterly financial statement, which shall be in audited or reviewed form if available. If audited or reviewed statements are not available, such unaudited financial statements as are used by management shall be supplied.

     5. Warranties and Representations of the Parties:

          a.) The Parties represent, warrant, and agree that they are the sole owners of all right, title, and interest in and to every claim or matter released herein, and have not assigned or transferred to any person or entity any claim or other matter released herein.

          b.) Each of the Parties represents, warrants, and agrees that the recitals as set forth in the preamble to this Agreement are true and correct as to themselves and that there are no undisclosed liabilities which, based upon personal guarantees of the Mallettes, could be asserted against OneSource and each Party agrees that the recitals are true and correct and are incorporated herein as if fully set forth in the text of this Agreement.

          c.) Each of the Parties represents and warrants that the person signing this Agreement on its behalf is duly authorized to execute this Agreement on behalf of the Party and that this Agreement constitutes a valid and binding obligation.

          d.) Each Party acknowledges that this Agreement has been entered into for the sole purpose of avoiding the expense, uncertainty, and inconvenience associated with prospective litigation. Each Party further agrees that this Agreement shall not constitute an admission of liability and may not be used by any other Party or person including creditors of the Mallettes, Cartridge Care or OneSource as evidence of an admission of liability by any Party or anyone claiming in the right of any party in any subsequent dispute between the Parties or otherwise other than in an action for breach of this Agreement or seeking enforcement of this Agreement.

     6. Notices.

          Notices and other communications required or permitted hereunder shall be effective only if they are in writing and sent by certified mail postage prepaid addressed as follows:

          If to OneSource, to:

                            OneSource Technologies, Inc.
                            7419 E. Helm Drive
                            Scottsdale, AZ 85260
                            Attn: Len Ksobiech

          With a copy to:

                            James A. Deer
                            2046 West Rose Garden Lane
                            Phoenix, AZ 85027

          If to Mallettes:

                            Maurice and Judith Mallette
                            11744 East Sand Hills Road
                            Scottsdale, AZ 85255

          With a copy to:

                            Christopher Rapp
                            Ryan Woodrow & Rapp, P.L.C.
                            Suite 1500
                            3101 North Central Avenue
                            Phoenix, AZ 85012

     7. Construction.

          In preparing and executing this Agreement, each Party was represented by counsel. The terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings and each Party specifically waives any rule of law which would cause this Agreement to be interpreted against any Party whose attorney prepared the Agreement.

     8. Entire Agreement.

          Except for such Exhibits as are attached hereto, this Agreement represents the entire agreement between the parties with respect to the subject matter hereof and supercedes any prior agreement, understanding, negotiation, or representation regarding the transactions contemplated by this Agreement.

     9. Attorneys Fees.

          In the event of a breach of this Agreement, which results in the commencement of any subsequent legal action or arbitration proceeding, the prevailing party in such dispute shall be entitled to reimbursement of reasonable attorney's fees and court costs.

     10. Counterparts.

          This Agreement maybe executed in two counterparts, each of which, when executed and delivered, shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Transmittal by facsimile of a signed counterpart shall be deemed to constitute the delivery of a fully executed counterpart to the recipient.

     11. Cooperation.

          Each of the Parties further agrees that it or they shall execute and deliver to the other Party all instruments and do such further acts and things as the other Party may reasonably request when such things are necessary to effectuate the purpose of this Agreement.

     12. Jurisdiction, Venue, and Choice of Law.

          Each party hereto consents to the jurisdiction of the Maricopa County Superior Court of the State of Arizona and agrees that all actions and proceedings arising out of or relating to this Agreement will be litigated exclusively in such court. The parties further agree that this Agreement shall be interpreted in accordance with the laws of the State of Arizona.

Dated this 1st day of April, 2003.

OneSource Technologies, Inc.                Maurice Mallette

By:                                         /s/ Maurice Mallette
    ----------------------------            ----------------------------

Its:                                        Judith Mallette
    ----------------------------
                                            /s/ Judith Mallette
                                            ----------------------------

                                        A
                                    ---------


THIS SECURITY AND THE SECURITY INTO WHICH IT MAY BE CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OTHER THAN TO AFFILIATES OF HOLDER HEREOF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR IN AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION

                                 Promissory Note

                          (Convertible to Common Stock)


Principal Amount: $42,500
Date of Note Agreement: April 1, 2003

Parties: The Maker is OneSource Technologies, Inc. The Holders are Maurice and Judith Mallette (the "Mallettes").

Loan Agreement: In consideration for the settlement of litigation, and the promises as set forth in the Settlement Agreement and Release executed concurrently herewith, Maker promises to pay to the Mallettes (Holders), or order, in lawful money of the United States of America, the principal amount of Forty two thousand five hundred ($42,500) dollars and no cents, without interest, on the payment date as set forth herein.

Payments: Maker will pay the principal of this Note in one single sum payment due April 1, 2005. All payments under this Note shall be made to Holder, as Maurice and Judith Mallette, 11744 East Sand Hills Road, Scottsdale, Arizona 85255 or to such other address as Holder shall provide to Maker in writing.

Conversion Option: On or prior to the payment due date as set forth above, Holders may convert all or any portion of the outstanding principal balance of this Note to shares of common voting stock of OneSource Technologies, Inc. at a conversion price of Ten cents ($.10) per common share. This option may be exercised by written notice specifying the amount of the principal to be converted addressed to the President or Secretary of Maker and mailed or sent so that it is received at Makers office on or before 5:00 p.m., Mountain Standard Time on or before April 1, 2005. The Holders agree to execute an investment letter for the shares in the form commonly used by the Maker. Holders agree to receive the shares in unregistered form subject to the standard legend for unregistered securities used by the Maker on similar sales of unregistered securities.

Adjustments: In the event of any capital adjustment resulting from a stock split, reverse stock split, stock dividend, reorganization, merger, consolidation, or a combination, reclassification, or exchange of shares of common stock or any other increase or decrease in the number of issued shares of of common stock, the number and kind of shares into which this Note may be converted and the conversion price per share shall not be adjusted, provided that, should holders of the common voting shares of the Maker be accorded any anti-dilution protection, the Holders shall be entitled to the same protection for their option to convert, the conversion price, and any shares into which the principal of the Note is converted.

Default: Maker will be in default if:
-------

     a) Maker fails to make any payment due hereunder within ten (10) days of the date of written notice by Holder to Maker to make any late payment;

     b) Maker fails to perform when due any other term, obligation, covenant or condition contained in this Note;

     c) Maker becomes insolvent, a receiver is appointed for any part of Maker's property, Maker makes an assignment for the benefit of creditors, or any proceeding is commenced by Maker or against Maker under any bankruptcy or insolvency laws.

Default Notices: Default notices shall be effective only if they are in writing and sent by facsimile and certified mail to:

          OneSource Technologies, Inc.
          7419 E. Helm Drive
          Scottsdale, AZ 85260
          Attn: Len Ksobiech
          Facsimile: (480) 889- 1166

With a copy to:

          James A. Deer
          2046 West Rose Garden Lane
          Phoenix, AZ 85027
          Facsimile: (623) 780-4810

Holder's Rights: Upon default, Holder may declare the entire unpaid principal balance on this Note and all accrued and unpaid interest immediately due and payable. Holder may increase the interest rate to a default rate of seven percent (7%).. Holder may exercise any remedy or remedies provided in this Note or under Arizona law in any order.

Holder's Expenses: In the event Holder utilizes the services of an attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or of any agreements related to this indebtedness, Maker shall pay to Holder, on demand, all costs and expenses so incurred, including reasonable attorney's fees, including those costs, expenses and attorney's fees incurred after the entry of judgement herein or the filing by or against Maker of any proceeding under any chapter of the Bankruptcy Code, or similar federal or state statutes, and whether incurred in connection with the involvement of any Holder hereof as creditor in such proceedings or otherwise.

Law Applicable: This Note shall be construed under the laws of the State of Arizona

General Provisions: Holder may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Maker, to the extent permitted by law, waives presentment, demand for payment, protest, or notice of dishonor. Holder may renew or extend this loan, release any party or collateral, or fail to realize upon or perfect a Holder's security interest in any collateral, and to take any action deemed necessary by Holder without consent or notice to anyone except as provided herein.

Jurisdiction, Venue, and Choice of Law: Maker and Holder consent to the jurisdiction of the Maricopa County Superior Court of the State of Arizona and agree that all actions and proceedings arising out of or related to this Note will be litigated exclusively in such court. The Maker and Holder further agree that this Note shall be interpreted in accordance with the laws of the State of Arizona.

Assignment. This Note shall be non-assignable.

IN WITNESS WHEREOF, the Maker has caused this Note to be signed in its name this 1st day of April, 2003.

                        Maker
                        OneSource Technologies, Inc.

                        By:
                            ---------------------------------


                        Its:
                            ---------------------------------

                                       B
                                    --------


OneSource Technologies, Inc.
7419 East Helm Lane
Scottsdale, Arizona  85260

Attn: Len Ksobiech

Re: Purchase of  850,000  Shares of One Source Technologies, Inc. Common Stock


Gentlemen:

In connection with the issuance of the referenced stock as partial consideration for the settlement of the claims as between OneSource Technologies, Inc. (the " Company") and Maurice Mallette and Judith Mallette (the "Purchasers" or the Undersigned") the Purchasers hereby represent and warrant to the Company and to each officer, director, controlling person, and agent of the foregoing as follows:

A.   REPRESENTATION OF THE INVESTOR

     1. The undersigned understands the risks of, and other considerations relating to the purchase of and holding of the Shares of the Company's Common Stock (the "Shares").

     2. The undersigned is purchasing the shares for the undersigned's own account, with the intention of holding the Shares for investment, with no present intention of dividing or allowing others to participate in this investment, or of reselling or otherwise participating directly or indirectly, in a distribution of the Shares. The undersigned agrees not to transfer any of the Shares unless they are registered under the provisions of the Securities Act of 1933 and any applicable securities laws of any state, unless an exemption from registration is available under those laws.

     3. The undersigned has knowledge of the business affairs of the Company and has made an independent evaluation of the merits of the securities and acknowledges the high risk of the securities.

     4. The undersigned understands that the provisions of Rule 144 promulgated under the Act are not available to permit the resale of the Shares, until the prescribed waiting period has expired and routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. The undersigned further understands that in connection with sales of Shares for which Rule 144 is not available, registration or compliance with some other registration exemption will be required. Rights to registration of the Shares are as provided in the Settlement Agreement and Mutual Release.

     5. The undersigned understands and agrees that stop transfer instructions will be given to the Company's transfer agent and agrees that a legend will be placed on the certificates for the Shares or any substitutions therefore, the legend stating as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THESE SHARES MAY NOT BE TRANSFERRED NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSES, EXCEPT IN TRANSACTIONS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESEPCT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SHARES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE ISSUER."

          The undersigned understands and agrees that the Company may refuse to permit the transfer of Shares out of the investors name and that the Shares must be held indefinitely in the absence of compliance with the terms of such legend.

     6. The undersigned represents, if an individual, that the undersigned is at least 21 years of age.

     7. The undersigned is not subscribing to the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in Shares generally.

B. INDEMNIFICATION


          The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, agents and shareholders and any other person who may be deemed to control the Company from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the above representations, warranties or statements or the breach of the agreements contained herein.


C.   GENERAL

     This Investment Letter (i) shall be binding upon the undersigned and the heirs, legal representatives, successors, and assigns of the undersigned,
     (ii) shall be governed, construed and enforced in accordance with the laws of the State of Arizona applicable to contracts entered into and wholly to be performed in Arizona by Arizona residents (except insofar as affected by the state securities or "Blue Sky" laws), and (iii) shall survive the sale of the Shares.


Sincerely yours,


-------------------------------


--------------------------------


Please register my shares as follows:


------------------------------
Name or Names of Purchasers

------------------------------
EIN Number


-----------------------------
Street Address


-----------------------------
City, State and Zip Code

                                        C
                                   -----------


                        STATEMENT OF REGISTRATION RIGHTS


     THIS STATEMENT OF REGISTRATION RIGHTS (the "Statement"), is dated as of the ___ day of _______________, 2003.

     WHEREAS, In connection with the provisions of a Settlement Agreement and Mutual Release (the "Settlement Agreement"), Ahlawyss Fulton and Pamela Fulton, husband and wife (collectively the "Shareholders") have acquired One Million (1,000,000) shares of the common stock, $0.001 par value (the "Common Stock") of OneSource Technologies, Inc., a Delaware corporation (the "Company" or "OneSource"), and have the right to acquire up to an additional Seven Hundred Thousand (700,000) shares of Common Stock upon the conversion of a Convertible Promissory Note (the "Note") of the Company delivered pursuant to the Settlement Agreement.

     WHEREAS, the Company desires to grant to the Shareholders the registration rights set forth herein with respect to the Common Stock that the Shareholders have acquired or may acquire upon conversion of the Note.

     NOW, THEREFORE, the OneSource hereby grants to the Shareholders the following registration rights:

     Section 1. Registration Rights.
                -------------------

          (a) The Company shall be obligated to the Shareholders to file a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") covering the shares of Common Stock as amended (the
     "Securities Act") covering the shares of Common Stock held by the Shareholders only as follows:

          (i) Registration rights shall apply only during the period commencing upon the date of this Statement and continuing until the earlier of
          (a) the disposition by the Shareholders of all the shares of the Common Stock acquired pursuant to the Settlement Agreement, or (b) June 30, 2006 (the "Rights Period").

          (ii) Whenever, during the Rights Period, the Company proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement (other than a Form S-4 or S-8, or an S-3 used in conjunction with an S-8 which S-3 is filed solely to facilitate resales by affiliates of the Company of Shares issued under employee stock incentive plans, or comparable registration statements) of its Common Stock, it shall, at least 30 days prior to such filing, give written notice of such proposed filing to the Shareholders at their address appearing on the records of the Company, and shall offer to include and shall include in such filing all or a portion of the Shareholders' Common stock upon receipt by the Company, not less than 10 days prior to the proposed filing date, of a request therefore, subject to the right of the managing underwriter, in any such offering that is underwritten, to limit or eliminate entirely the number of securities that may be included in such offering on a pro rata basis with any other person on whose behalf securities are being registered.

          (b) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 1 hereof current under the Securities Act until the earlier of (1) the sale of all of the Common Stock subject to such Registration Statement, or (2) nine months from the effective date thereof. If the Company fails to keep such Registration Statement current for the period specified above, and the selling Shareholders do not sell at least one-half of the shares of Common Stock which are the subject of the offering, such registration shall not be deemed an exercise of any of the rights provided under this Section 1 hereof.

          (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under Section 1(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The selling Shareholders shall bear their proportionate cost of underwriting discounts and commissions, if any, applicable to the Common Stock being registered and the fees and expenses of their counsel. The Company shall use its best efforts to qualify any of the securities for sale in such states as the selling Shareholders reasonably designate and shall furnish indemnification in the manner provided in Section 2 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or any selling Shareholders. The Company at its expense will supply the selling Shareholders with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by them.

          (d) The Company shall not be required by this Section 1 to file a Registration Statement or include the Shareholders' Common Stock in any Registration Statement which is to be filed if, in the opinion of counsel for both the Shareholders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for Shareholders and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities registration laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

          (e) The Company agrees that, commencing on the date of this Statement and until all Shares have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act, it will keep current in filing all materials required to be filed with the Commission in order to permit the holders thereof to sell the Shares under such Rule 144.

          (f) No provision contained herein shall preclude the Company from selling other securities pursuant to any Registration Statement in which it is required to include the Shareholders' Common Stock pursuant to this
     Section 1.

          (g) For purposes of this Statement, the Company shall include OneSource and any other entity which, directly or indirectly, owns, succeeds to or is assignee of any substantial portion of the assets or business of OneSource (or who is an affiliate of any such other entity) and Common Stock shall include the comparable equity securities of such other entity. OneSource shall, as a condition of any reorganization, sale or other transaction in which another entity becomes owner, successor or assignee of any substantial portion of the assets or business of OneSource, require that such entity acknowledge and agree to be bound by the terms of this Statement.


     Section 2. Indemnification.
                ---------------

          (a) In the event of the filing of any Registration Statement with respect to Shares pursuant to Section 1 hereof, the Company agrees to indemnify and hold harmless each selling Shareholder against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which such Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by a selling Shareholder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

          (b) In the event of the filing of any Registration Statement with respect to Common Stock pursuant to Section 1 hereof, each selling Shareholder agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such selling Shareholder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in Section 2(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Common Stock which is the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such
     Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Common Stock, where the Company was obligated to do so under the Securities Act or the rules or regulations promulgated thereunder. This indemnity agreement will be in addition to any liability that a selling Shareholder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 2. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that, if the indemnified party is a selling Shareholder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the selling Shareholder and the indemnifying party and the selling Shareholder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the selling Shareholder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the selling Shareholder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified parties, which firm shall be designated in writing by the indemnified parties. No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

     Section 3. Contribution.
                -------------

     In order to provide for just and equitable contribution under the Securities Act in any case in which (i) a selling Shareholder makes a claim for indemnification pursuant to Section 2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of a selling Shareholder, then the Company and each such selling Shareholder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case after contribution from others on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a selling Shareholder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Shareholder agree that it would not be just and equitable if contribution pursuant to this
Section 3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities or actions in respect thereof referred to above in this Section 3 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                        D
                                    --------

OneSource Technologies, Inc.
7419 East Helm Lane
Scottsdale, Arizona  85260

Attn: Len Ksobiech

Re: Purchase of 75,694 Shares of One Source Technologies, Inc. Common Stock



Gentlemen:

In connection with the issuance of the referenced stock as partial consideration for the settlement of the claims as between OneSource Technologies, Inc. (the " Company") and Maurice Mallette and Judith Mallette (the "Purchasers" or the Undersigned") the Purchasers hereby represent and warrant to the Company and to each officer, director, controlling person, and agent of the foregoing as follows:

A.   REPRESENTATION OF THE INVESTOR

     1. The undersigned understands the risks of, and other considerations relating to the purchase of and holding of the Shares of the Company's Common Stock (the "Shares").

     2. The undersigned is purchasing the shares for the undersigned's own account, with the intention of holding the Shares for investment, with no present intention of dividing or allowing others to participate in this investment, or of reselling or otherwise participating directly or indirectly, in a distribution of the Shares. The undersigned agrees not to transfer any of the Shares unless they are registered under the provisions of the Securities Act of 1933 and any applicable securities laws of any state, unless an exemption from registration is available under those laws.

     3. The undersigned has knowledge of the business affairs of the Company and has made an independent evaluation of the merits of the securities and acknowledges the high risk of the securities.

     4. The undersigned understands that the provisions of Rule 144 promulgated under the Act are not available to permit the resale of the Shares, until the prescribed waiting period has expired and routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. The undersigned further understands that in connection with sales of Shares for which Rule 144 is not available, registration or compliance with some other registration exemption will be required. Rights to registration of the Shares are as provided in the Settlement Agreement and Mutual Release.

     5. The undersigned understands and agrees that stop transfer instructions will be given to the Company's transfer agent and agrees that a legend will be placed on the certificates for the Shares or any substitutions therefore, the legend stating as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THESE SHARES MAY NOT BE TRANSFERRED NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSES, EXCEPT IN TRANSACTIONS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESEPCT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SHARES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE ISSUER."

          The undersigned understands and agrees that the Company may refuse to permit the transfer of Shares out of the investors name and that the Shares must be held indefinitely in the absence of compliance with the terms of such legend.

     6. The undersigned represents, if an individual, that the undersigned is at least 21 years of age.

     7. The undersigned is not subscribing to the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in Shares generally.

B.   INDEMNIFICATION

     The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, agents and shareholders and any other person who may be deemed to control the Company from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the above representations, warranties or statements or the breach of the agreements contained herein.

C.   GENERAL

     This Investment Letter (i) shall be binding upon the undersigned and the heirs, legal representatives, successors, and assigns of the undersigned,
     (ii) shall be governed, construed and enforced in accordance with the laws of the State of Arizona applicable to contracts entered into and wholly to be performed in Arizona by Arizona residents (except insofar as affected by the state securities or "Blue Sky" laws), and (iii) shall survive the sale of the Shares.

Sincerely yours,


-------------------------------


--------------------------------


Please register my shares as follows:


------------------------------
Name or Names of Purchasers

------------------------------
EIN Number

-----------------------------
Street Address

-----------------------------
City, State and Zip Code

                                       D-3